                                                                    EXHIBIT 10.6
                                                                    ------------



                             ALBEMARLE CORPORATION

                NON-EMPLOYEE DIRECTORS' STOCK COMPENSATION PLAN



                          Effective November 1, 1999

                             Albemarle Corporation
                Non-Employee Directors' Stock Compensation Plan
                          Effective November 1, 1999


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------
1.01.  Administrator
       -------------

       Administrator means the Company's General Counsel.

1.02.  Board
       -----

       Board means the Board of Directors of the Company.

1.03.  Common Stock
       ------------

       Common Stock means the common stock of the Company.

1.04.  Company
       -------

       Company means Albemarle Corporation and any successor business by merger, purchase, or otherwise that maintains the Plan.

1.05.  Date of Grant
       -------------

       Date of Grant means the first business day after October 31 of each year.

1.06.  Non-Employee Director
       ---------------------

       Non Employee Director means a member of the Board who is not an employee of the Company or any of its affiliates.

1.07.  Participant
       -----------

       Participant means, for each year during the term of the Plan, a Non-Employee Director who is a member of the Board on November 1 of such year and who was not an employee of the Company or any of its affiliates on the preceding December 31.

1.08.  Plan
       ----

       Plan means the Albemarle Corporation Non-Employee Directors' Stock Compensation Plan.

                             Albemarle Corporation
                Non-Employee Directors' Stock Compensation Plan
                          Effective November 1, 1999


                                  ARTICLE II

                                   PURPOSES
                                   --------


          The Plan is intended to promote a greater identity of interest between Participants and the Company's shareholders through awards of Common Stock and to enable Non-Employee Directors of the Company to participate in the Company's success through ownership of Common Stock.

                                  ARTICLE III

                                ADMINISTRATION
                                --------------

          The Plan shall be administered by the Administrator. The Administrator shall have complete authority to interpret all provisions of this Plan; to adopt, amend, and rescind rules and regulations pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final and conclusive. The Administrator shall not be liable for any act done in good faith with respect to this Plan. All expenses of administering this Plan shall be borne by the Company.



                                   ARTICLE IV

                             Albemarle Corporation
                Non-Employee Directors' Stock Compensation Plan
                          Effective November 1, 1999


                             STOCK SUBJECT TO PLAN
                             ---------------------

          Shares of Common Stock awarded pursuant to the Plan shall be purchased by the Company on the open market.

                                   ARTICLE V

                                 STOCK AWARDS
                                 ------------

5.01.  Awards
       ------

       (a)     For 1999. On the Date of Grant, each Participant who was a member
               ---------
of the Board on the previous June 30 shall be awarded a number of whole shares when multiplied by the Closing Price of Common Stock on the immediately preceding business day, as reported in the Wall Street Journal, that as nearly as possible equals, but does not exceed, sixteen thousand dollars ($16,000).

       (b)     For 2000 and thereafter.  On the Date of Grant, each Participant
               ------------------------
who was a member of the Board on the previous June 30 shall be awarded a number of whole shares when multiplied by the Closing Price of Common Stock on the immediately preceding business day, as reported in the Wall Street Journal, that as nearly as possible equals, but does not exceed, eighteen thousand dollars ($18,000).

       (c)     Partial Years of Service.  Each Participant who becomes a member
               -------------------------
of the Board on or after July 1 of any year during the term of the Plan shall be awarded a number of whole shares of Common Stock that is one-half of the amount determined under (a) or (b) above, as applicable.

5.02.  Vesting
       -------

                             Albemarle Corporation
                Non-Employee Directors' Stock Compensation Plan
                          Effective November 1, 1999


       All of the shares of Common Stock issued under this Article V shall be immediately and fully vested.

5.03.  Transferability
       ---------------

       All of the shares of Common Stock issued under this Article V shall be immediately transferable.



                                  ARTICLE VI

             COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
             -----------------------------------------------------

       No certificates for shares of Common Stock shall be purchased or delivered under this Plan except in compliance with all applicable federal and state laws and regulations, any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed.


                                  ARTICLE VII

                              GENERAL PROVISIONS
                              ------------------

7.01.  Effect on Service
       -----------------

       Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any Participant any right to continue service as a member of the Board.



7.02.  Unfunded Plan
       -------------

                             Albemarle Corporation
                Non-Employee Directors' Stock Compensation Plan
                          Effective November 1, 1999


       The Plan, insofar as it provides for awards, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by awards under this Plan. Any liability of the Company to any person with respect to any award under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

7.03.  Rules of Construction
       ---------------------

       Headings are given to the Articles and Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law. This Plan is created, adopted and maintained according to the laws of the Commonwealth of Virginia (other than its choice-of-law rules).

7.04.  Amendment and Termination of the Plan
       -------------------------------------

       The Board may amend this Plan from time to time or terminate this Plan at any time or for any reason.

7.05.  Effective Date of Plan
       ----------------------

       This Plan is effective November 1, 1999.